METROPOLITAN WEST FUNDS

MetWest Opportunistic High Income Credit Fund

(I Share: MWOPX; M Share: MWORX)

Supplement dated July 19, 2024 to the Prospectus and the Summary Prospectus,

each dated July 29, 2023, as supplemented

Disclosure for the MetWest Opportunistic High Income Credit Fund (the “Fund”)

Effective at the close of business on July 19, 2024, the Fund is closed to investors and all references to the Fund are hereby removed.

Please retain this Supplement for future reference.